Merrill Lynch U.S. Treasury Money Fund

Supplement Dated December 22, 2008 to the
Prospectus Dated March 28, 2008

The Fund has been accepted into the U.S. Treasury Department’s Temporary Guarantee Program (the “Program”) for Money Market Funds, which the U.S. Treasury has announced has been extended through April 30, 2009. The Board of Trustees has elected to extend coverage under the Program on behalf of the Fund.

The Program provides a guarantee to shareholders of the Fund up to the amount held in the Fund as of the close of business on September 19, 2008. If the number of shares an investor holds fluctuates, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less. This means that any increase in the number of shares an investor holds over the amount held after the close of business on September 19, 2008 is not covered under the Program. It also means that if an investor’s balance is below its September 19, 2008 level, the investor can bring it back up to that level and it will be covered. Note that the Program applies only to the account in which the shares were held on September 19, 2008. If an investor closes an account and reinvests in the Fund through a new account, the new balance would not be covered.

The Program is temporary and set to expire on April 30, 2009, at which point the Treasury Department can opt to extend it to no later than September 18, 2009. The Fund has paid to be covered under the Program. For the initial three months of the Program (ending December 18, 2008), the Fund paid a participation fee of 0.01% of the Fund’s net asset value as of September 19, 2008, and for the extension period (ending April 30, 2009), the Fund paid a participation fee of 0.015% of the Fund’s net asset value as of September 19, 2008. The Program is implemented under the Treasury’s Exchange Stabilization Fund (ESF), and guarantee payments under the Program will not exceed the amount available within the ESF at the date of payment. Currently, ESF assets are about $50 billion. For additional information on the Guarantee Program, you can visit the U.S. Treasury’s website at www.ustreas.gov.

Neither this prospectus supplement, the above-referenced prospectus nor the Fund itself are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department. More specific information or additional information can be obtained by going to www.blackrock.com or the corresponding Fund website.

The section entitled “Fees and Expenses” is replaced in its entirety with the following to reflect the payment of the Program participation fees described above:

FEES AND EXPENSES

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Fund. Future expenses may be greater or less than those indicated below.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):
Management Fee(a)	0.500%
Distribution and/or Service (12b-1) Fees(b)	0.125%
Other Expenses (including transfer agency fees)(c)(d)	0.545%
Total Annual Fund Operating Expenses(a)(b)(d)	1.17%

(a)	The Manager has agreed to voluntarily waive 0.35% of its management fee, resulting in an annual fee equal to 0.15% of the average daily net assets of the Fund. The Manager may discontinue or reduce this waiver of fees at any time without notice. Taking into account this voluntary waiver, the Total Annual Fund Operating Expense ratio was 0.82%.

(b)	The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act under which the Fund is authorized to pay the Distributor at an annual rate of 0.125% of the average daily net asset value of Fund accounts sold through such Distributor.

(c)	Financial Data Services, Inc., an affiliate of the Manager, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Manager or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Manager or its affiliates for these services.

(d)	Other Expenses and Total Annual Fund Operating Expenses have been restated to reflect the payment of the Program participation fees in the aggregate amount of 0.025% of the Fund’s net asset value as of September 19, 2008 as if these fees had been paid during the Fund’s prior fiscal year.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$119	$372	$644	$1,420

CODE #11624-0308-SUP